EXECUTION VERSION

GSR MORTGAGE LOAN TRUST 2005-1F

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-1F

MASTER SERVICING

and

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Depositor

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Trustee

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Securities Administrator and Custodian

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Master Servicer

Dated as of

January 1, 2005

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

Section 1.01

Standard Terms.

1

Section 1.02

Defined Terms.

2

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

21

Section 2.01

Conveyance to the Trustee.

21

Section 2.02

Acceptance by the Trustee.

22

Section 2.03

REMIC Elections and REMIC Interests Designations.

22

ARTICLE III REMITTING TO CERTIFICATEHOLDERS

26

Section 3.01

Distributions to Certificateholders.

26

Section 3.02

Allocation of Realized Losses and Shortfalls.

31

ARTICLE IV THE SECURITIES

33

Section 4.01

The Certificates.

33

Section 4.02

Denominations.

33

Section 4.03

Redemption of Certificates.

34

Section 4.04

Securities Laws Restrictions.

34

ARTICLE V MISCELLANEOUS PROVISIONS

34

Section 5.01

Request for Opinions.

34

Section 5.02

Schedules and Exhibits.

35

Section 5.03

Governing Law.

35

Section 5.04

Counterparts.

35

Section 5.05

Notices.

35

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Schedule II

PAC Amortization Schedule

Exhibit A

Forms of Certificates

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT (this “Trust Agreement”), dated as of January 1, 2005, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”) under this Trust Agreement, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as securities administrator (in such capacity, the “Securities Administrator”) and custodian (in such capacity, the “Custodian”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as master servicer (the “Master Servicer”).  All of the provisions of the Standard Terms to Master Servicing and Trust Agreement (January 2005 Edition) (the “Standard Terms”), unless otherwise specified herein, are hereby incorporated herein by reference and shall be a part of this Trust Agreement as if set forth herein in full.

PRELIMINARY STATEMENT

The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2005-1F as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $691,667,240.16 to be known as the Mortgage Pass-Through Certificates, Series 2005-1F (the “Certificates”).  The Trust is formed by this Trust Agreement.  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the Classes set forth herein.

Pursuant to Section 12.01 of the Standard Terms, the Securities Administrator, on behalf of the Trustee, will make an election to treat all of the assets of the Trust as three real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC I-1,” “REMIC I-2” and “REMIC I-3”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

For purposes of naming the REMIC Interests and the Certificates, the first character (“1,” “2,” “3” or “4”), if any, refers to the Collateral Group; the second character (“A” or “B”), if any, refers to the status of the interest (“A” for senior or “B” for subordinate) and the final character (“1,” “2,” “3,” “4,” “5,” “6,” “7,” “8,” “9,” “P,” “R” or “X”) refers to the specific Class.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.

The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan.  The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.  LaSalle Bank, N.A., as custodian under that certain custodial agreement dated as of April 1, 2004, between GSMC and LaSalle Bank, N.A. and regarding certain Mortgage Loans, will deliver to the Trust a custody receipt representing that it possesses the requisite mortgage loan documents for such Mortgage Loans.

Section 1.02

Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements.  In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern.  In the event of a conflict between the Standard Terms and this Trust Agreement, this Trust Agreement shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

“ABN AMRO”:  ABN AMRO Mortgage Group, Inc., or any successor in interest.

“Accrued Certificate Interest”:  Interest to be distributed to each Class of Certificates on any Distribution Date consisting of the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Certificate Rate for such Class of Certificates on the Certificate Balance (or Notional Amount) of such Class of Certificates immediately preceding such Distribution Date and (ii) accrued but unpaid Accrued Certificate Interest from prior Distribution Dates (on a cumulative basis, but without interest on such unpaid Accrued Certificate Interest).

“Aggregate Subordinate Percentage”:  For any Certificate Group at any time, the sum of the Class Principal Balances of the Subordinate Certificates divided by the sum of the outstanding principal balances for all the Mortgage Loans in the related Collateral Groups (other than the Applicable Fractions thereof allocable to the Class A-P Certificates).

“Applicable Fraction”: For each Mortgage Loan and REMIC I-1, shall be calculated as follows:

•

For Collateral Group 1 and each Mortgage Loan in Loan Group 1 with a Net Rate equal to or greater than 5.50% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 2 and each Mortgage Loan in Loan Group I with a Net Rate equal to or greater than 5.50% per annum, but less than 6.00% per annum:

1 minus 6.00% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 2 and each Mortgage Loan in Loan Group I with a Net Rate equal to or greater than 6.00% per annum, but less than 8.00% per annum:

8.00% minus the Net Rate on such Mortgage Loan

2.00%;

•

For Collateral Group 4 and each Mortgage Loan in Loan Group I with a Net Rate equal to or greater than 6.00% per annum, but less than 8.00% per annum:

1 minus 8.00% minus the Net Rate on such Mortgage Loan

2.00%;

•

For Collateral Group 1 and each Mortgage Loan in Loan Group II with a Net Rate equal to or greater than 5.50% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 3 and each Mortgage Loan in Loan Group II with a Net Rate equal to or greater than 5.50% per annum, but less than 6.00% per annum:

1 minus 6.00% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 3 and each Mortgage Loan in Loan Group II with a Net Rate equal to or greater than 6.00% per annum, but less than 8.00% per annum:

8.00% minus the Net Rate on such Mortgage Loan

2.00%;

•

For Collateral Group 4 and each Mortgage Loan in Loan Group II with a Net Rate equal to or greater than 6.00% per annum, but less than 8.00% per annum:

1 minus 8.00% minus the Net Rate on such Mortgage Loan

2.00%;

•

For Collateral Group I-P and each Discount Loan in Loan Group I:

5.50% minus the Net Rate on such Discount Loan

5.50%;

•

For Collateral Group 1 and each Discount Loan in Loan Group I:

the Net Rate on such Discount Loan

5.50%; and

•

For Collateral Group II-P and each Discount Loan in Loan Group II:

5.50% minus the Net Rate on such Discount Loan

5.50%.

“A-P Principal Distribution Amount“:  For Collateral Group P, the sum of:

(1)

the Applicable Fractions for the Class A-P Certificates of items (1), (2) and (3) of the definition of Principal Payment Amount;

(2)

the Applicable Fractions for the Class A-P Certificates of all Payoffs and Curtailments for each Mortgage Loan contributing to Collateral Group P that were received during the preceding calendar month; and

(3)

the Applicable Fractions for the Class A-P Certificates of the principal portion of the Liquidation Principal for each Liquidated Mortgage Loan contributing to Collateral Group P.

“Apportioned Principal Balance”:  For any Class of Subordinate Certificates and any Distribution Date, the Class Principal Balance of such Class immediately prior to such Distribution Date multiplied by a fraction, the numerator of which is the related Group Subordinate Amount for such date and the denominator of which is the sum of the Group Subordinate Amounts for such date.

“Assignment Agreements”:  (i) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and ABN AMRO, as servicer; 133904v1

(ii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee, the Company and ABN AMRO, as servicer, and as acknowledged by the Master Servicer; (iii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company, Cendant, as seller and servicer, and Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate”), as seller; (iv) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee, the Company, Cedant, as seller and servicer, and Bishop’s Gate, as seller, and as acknowledged by the Master Servicer; (v) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and CHF, as servicer; (vi) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee, the Company and CHF, as servicer, and as acknowledged by the Master Servicer; (vii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and CitiMortgage, as servicer; (viii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee and the Company, and as acknowledged by CitiMortgage, as servicer, and the Master Servicer; (ix) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and Countrywide Servicing, as servicer, (x) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and Countrywide, as seller; (xi) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee, the Company, Countrywide, as seller, and Countrywide Servicing, as servicer, and as acknowledged by the Master Servicer; (xii) the buyback Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and Countrywide, as servicer; (xiii) the buyback Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee, the Company, and Countrywide, as servicer, as acknowledged by the Master Servicer, and as acknowledged by KeyBank National Association in the Acknowledgment dated as of January 1, 2005; (xiv) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and Fifth Third, as seller and servicer; (xv) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee, the Company and Fifth Third, as seller and servicer, and as acknowledged by the Master Servicer; (xvi) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and GreenPoint, as servicer; (xvii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee, the Company, GreenPoint, as servicer, and the Master Servicer; (xviii) the buyback Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among GSMC, the Company and Wells Fargo, as servicer; and (xix) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2005, by and among the Trustee, the Company, Wells Fargo, as servicer, and the Master Servicer.

“Available Distribution Amount”:  For any Distribution Date and any Collateral Group, the sum of the Applicable Fractions for each Mortgage Loan contributing to such Collateral Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer (or the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans contributing to such Collateral Group and not previously distributed (including P&I Advances made by such Servicer (or by the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after such Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans contributing to such Collateral Group for the period after the previous calendar month);

(d)

Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received on the Mortgage Loans contributing to such Collateral Group after the previous calendar month;

(e)

all amounts in the Certificate Account from Mortgage Loans contributing to such Collateral Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Master Servicing Fee for each Mortgage Loan in such Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

all related indemnification amounts and other amounts reimbursable on such Distribution Date to the Securities Administrator or the Trustee or the Master Servicer; and

(h)

all expenses of the Trust Fund paid after the immediately preceding Distribution Date.

(2)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by the applicable Loan Seller of any Mortgage Loans contributing to such Collateral Group as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); provided further that the Available Distribution Amount for REMIC I-3 shall be the amounts distributed by REMIC I-2 and the Available Distribution Amount for REMIC I-2 shall be the amounts distributed by REMIC I-1.

provided that interest with respect to any Mortgage Loan that relates to two Collateral Groups will be included in the Available Distribution Amount for each related Collateral Group as follows: first, to the Collateral Group with the lower Effective Net Rate, interest to the extent accrued on the Applicable Fraction of the principal of such Mortgage Loan at the Effective Net Rate for such Collateral Group; and second, to the other Collateral Group related to such Mortgage Loan.

“B Average Rate”:  For each Distribution Date, an annual rate equal to the weighted average of the Designated Rates applicable to each Collateral Group, weighted on the basis of the Group Subordinate Amounts for the Collateral Groups.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Cendant”:  Cendant Mortgage Corporation, or any successor in interest.

“Certificate Balance”:  As to any Class of Certificates (other than any Interest Only Certificate) or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof  (as shown on the charts in Section 2.03) reduced by (i) all principal payments previously distributed to such Class and (ii) all Realized Losses previously allocated to such Class and increased, in the case of the Class 3A-3 Certificates only, by interest accrued on such Class of Certificates before such Distribution Date.

“Certificate Group”:  The Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates and the Group 4 Certificates, as applicable.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.  With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03.

“Certificates”:  The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1-A-8, Class 1A-9, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2, Class 3A-3, Class 4A-1, Class 4A-2, Class A-X, Class A-P, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates.

“CHF”:  Chase Home Finance LLC, or any successor in interest.

“CitiMortgage”: CitiMortgage, Inc., or any successor in interest.

“Class”:  Each Class of Certificates or REMIC Interests.

“Class A Certificates”:  The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1-A-8, Class 1A-9, Class 2A-1, Class 2A-2, Class 2A-3, Class 3A-1, Class 3A-2, Class 3A-3, Class 4A-1, Class 4A-2, Class A-X and Class A-P Certificates.

“Class A-P Certificates”:  The Class A-P Certificates.

“Class A-X Notional Amount”:  Initially will be $149,363.44 and for each Distribution Date after the Closing Date will equal the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Loan Group II at the beginning of the related Due Period minus 8.00% and the denominator of which is 8.50% and (2) the total principal balance of the Premium Loans in Loan Group II as of the first day of the related Interest Accrual Period.

“Class B Certificates”:  The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

“Class 3A-2 Notional Amount”:  With respect to each Distribution Date, (a) 1.75% of the Class Principal Balance of the Class 3A-1 Certificates on such Distribution Date, divided by (b) 6.00%.

“Class 4A-2 Notional Amount”:  With respect to each Distribution Date, the Class Principal Balance of the Class 4A-1 Certificates on such Distribution Date.

“Closing Date”:  January 31, 2005.

“Collateral Group”:  Each of Collateral Group P, Collateral Group 1, Collateral Group 2, Collateral Group 3 and Collateral Group 4.

“Collateral Group P”: The portions of Discount Loans in Subgroup I-P and Subgroup II-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group I-P”: The portions of Discount Loans in Subgroup I-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group II-P”: The portions of Discount Loans in Subgroup II-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group 1”: The Mortgage Loans in Subgroup I-P, Subgroup I-A, Subgroup II-P and Subgroup II-A or portions thereof that have been stripped to an Effective Net Rate of 5.50%.

“Collateral Group 2”: The Mortgage Loans in Subgroup I-A and Subgroup I-B or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 3”: The Mortgage Loans in Subgroup II-A and Subgroup II-B or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 4”: The Mortgage Loans in Subgroup I-B, Subgroup II-B and Subgroup II-C or portions thereof that have been stripped to an Effective Net Rate of 8.00%.

“Corresponding Class”:  For each Class of REMIC Interests or Certificates, the Class or Classes indicated as such in the tables set forth in Section 2.03.

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing LP, or any successor in interest.

“Credit Support Depletion Date”:  The first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

“Current Realized Loss”:  For the Class A-P Certificates and each Distribution Date, the sum of the related Applicable Fraction of Realized Losses realized during the preceding calendar month on each Discount Loan.

“Current Shortfall”:  Any amount included in the Principal Distribution Amount for which cash is not available to make distributions as a result of the Servicer’s decision not to Advance a delinquent payment, other than a Realized Loss.

“Curtailment”:  Any partial prepayment on any Mortgage Loan.

“Custodian”:  JPMorgan Chase Bank, National Association, in its capacity as custodian under the applicable Custodial Agreements.

“Custodial Agreement”:  (i) the Custodial Agreement dated as of September 1, 2004, between GSMC, as purchaser, and JPMorgan Chase Bank, National Association, as custodian; (ii) the Custodial Agreement dated as of April 1, 2004, among GSMC, as purchaser, Chase Manhattan Mortgage Corporation and JPMorgan Chase Bank, National Association, as custodian; (iii) the Custodial Agreement dated, as of June 1, 2004, among GSMC, as purchaser, Cendant, as seller, and JPMorgan Chase Bank, as custodian; (iv) the Custodial Agreement dated as of October 1, 2004, among GSMC, as purchaser, CitiMortgage, as servicer, and JPMorgan Chase Bank, National Association, as custodian; (v) the Custodial Agreement dated as of March 1, 2004 among GSMC, as purchaser, Countrywide, as seller, Countrywide Home Loans Servicing LP, as servicer, and JPMorgan Chase Bank, National Association, as custodian; (vi) the Custodial Agreement dated as of December 1, 2004 among GSMC, as purchaser, Fifth Third, as seller, and JPMorgan Chase Bank, National Association, as custodian; (vii) the Custodial Agreement dated as of December 1, 2004 among GSMC, as purchaser, GreenPoint, as owner, and JPMorgan Chase Bank, National Association, as custodian; and (viii) the Custodial Agreement dated as of April 1, 2004, between GSMC, as purchaser, and LaSalle Bank National Association, as custodian.

“Cut-Off Date”:  January 1, 2005.

“Deferred Principal Amount”:  For the Class A-P Certificates, the cumulative amount of current Realized Losses allocated to such Class on prior Distribution Dates, minus all amounts reimbursed from amounts otherwise payable on the Subordinate Certificates.

“Depositor”:  GS Mortgage Securities Corp., in its capacity as depositor under this Trust Agreement.

“Designated Rate”:  With respect to Collateral Group 1, 5.50% per annum. With respect to Collateral Group 2, 6.00% per annum.  With respect to Collateral Group 3, 6.00% per annum.  With respect to Collateral Group 4, 8.00% per annum.

“Discount Loan”:  Any Mortgage Loan in Loan Group I or Loan Group II with a Net Rate less than 5.50% per annum.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date will be February 25, 2005.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  For any Distribution Date, the period beginning on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“Fifth Third”:  Fifth Third Mortgage Company, or any successor in interest.

“Final Distribution Date”:  For each Class of Certificates, the respective dates specified in Section 2.03(e).

“Fitch”:  Fitch, Inc., or any successor in interest.

“GreenPoint”:  GreenPoint Mortgage Funding, Inc., or any successor in interest.

“Group 1 Certificate”:  Any Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1-A6, Class 1A-7, Class 1A-8 or Class 1A-9 Certificate.

“Group I NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Certificate Balance of the Class 1A-3 and Class 1A-8 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-8 and Class 1A-9 Certificates immediately prior to such date.

“Group I NAS Prepayment Shift Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

“Group I NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group I NAS Percentage for such date, the Group I NAS Scheduled Principal Percentage for such date and 50% of the Scheduled Principal Amount for such date and (y) the product of the Group I NAS Percentage for such date, the Group I NAS Prepayment Shift Percentage for such date and 50% of the Unscheduled Principal Amount for such date and (ii) the aggregate Certificate Balance of the Class 1A-3 and Class 1-A8 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 1A-3 and Class 1A-8 Certificates shall be entitled to their respective pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of all of the Class 1A-1, Class 1-A-2 and Class 1A-9 Certificates have been reduced to zero, the Class 1A-3 and Class 1A-8 Certificates shall be entitled pro rata to 50% of any remaining Senior Principal Distribution Amount for Collateral Group 1 and thereafter, the Group I NAS Priority Amount will equal 50% of the Senior Principal Distribution Amount for Collateral Group 1.

“Group I NAS Scheduled Principal Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

“Group 2 Certificate”:  Any Class 2A-1, Class 2A-2 or Class 2A-3 Certificate.

“Group II NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Certificate Balance of the Class 2A-3 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates immediately prior to such date.

“Group II NAS Prepayment Shift Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

“Group II NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group II NAS Percentage for such date, the Group II NAS Scheduled Principal Percentage for such date and the Scheduled Principal Amount for such date and (y) the product of the Group II NAS Percentage for such date, the Group II NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for such date and (ii) the aggregate Certificate Balance of the Class 2A-3 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 2A-3 Certificates shall be entitled to their pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of all of the Class 2A-1 and Class 2A-2 Certificates have been reduced to zero, the Class 2A-3 Certificates shall be entitled to any remaining Senior Principal Distribution Amount for Collateral Group 2 and thereafter, the Group II NAS Priority Amount will equal the Senior Principal Distribution Amount for Collateral Group 2.

“Group II NAS Scheduled Principal Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

“Group 3 Certificate”:  Any Class 3A-1, Class 3A-2 or Class 3A-3 Certificate.

“Group 4 Certificate”:  Any Class 4A-1 or Class 4A-2 Certificate.

“Group I Mortgage Loan”:  Any Mortgage Loan in Loan Group I.

“Group II Mortgage Loan”:  Any Mortgage Loan in Loan Group II.

“Group Subordinate Amount”:  With respect to each Collateral Group and any Distribution Date, the excess of the sum of the Applicable Fractions of the outstanding Principal Balance of the Mortgage Loans contributing to such Collateral Group for the immediately preceding Distribution Date for such Collateral Group (other than the Applicable Fractions thereof allocable to the Class A-P Certificates) over the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the Class A-P Certificates) immediately prior to such Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, or any successor in interest.

“Interest Accrual Period”:  For any Distribution Date and any regular interest in REMIC I-1 or REMIC I-2 or any Class of Certificates other than the Class A-P, Class 4A-1 and Class 4A-2 Certificates, the calendar month immediately preceding the calendar month in which such Distribution Date occurs.  For any Distribution Date and the Class 4A-1 and Class 4A-2 Certificates, the period from and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs to and including the 24th day of the month in which such Distribution Date occurs.  The Class A-P Certificates will be “principal only” Certificates and will not be entitled to any interest.

“Interest Only Certificate”:  Any Class 3A-2, Class 4A-2 or Class A-X Certificate.

“Interests”:  Each Class of REMIC Interests.

“JPMorgan Chase”:  JPMorgan Chase Bank, National Association.

“Junior Subordinate Certificates”:  The Class B4, Class B5 and Class B6 Certificates.

“LIBOR”:  Shall be 2.450% for the first Interest Accrual Period and, for any subsequent Interest Accrual Period, the offered rate for one-month United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), as of 11:00 a.m. (London time) on the LIBOR Determination Date applicable to such Interest Accrual Period.  If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period.  The Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate to the Securities Administrator.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Accrual Period).  If none of such major banks selected by the Securities Administrator quotes such rate to the Securities Administrator, LIBOR for such LIBOR Determination Date will be the rate in effect with respect to the immediately preceding LIBOR Determination Date.  The Securities Administrator’s determination of LIBOR for any Determination Date and any Certificate Rate based on such LIBOR calculation shall be final and binding in the absence of manifest error.

“LIBOR Determination Date”:  With respect to any Interest Accrual Period and any floating rate certificate, the second London Business Day prior to the date on which such Interest Accrual Period commences.

“Liquidation Principal”:  The principal portion of Liquidation Proceeds received from each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

“Loan Group I”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group I.

“Loan Group II”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group II.

“Loan Seller”:  Each of ABN AMRO, Cendant, CHF, CitiMortgage, Countrywide, Fifth Third, GreenPoint and Wells Fargo.

“Master Servicer”:  JPMorgan Chase Bank, National Association, its successors and assigns, including any successor master servicer.

“Master Servicing Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Master Servicer Remittance Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.  Pursuant to a separate agreement, the Master Servicer will pay the Trustee fee and the Securities Administrator fee from the Master Servicing Fee.

“Mortgage Loans”:  The mortgage loans identified on Schedule I hereto.

“Net Rate”:  With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Servicing Fee Rate applicable to such Mortgage Loan.

“Non-AP Pool Balance”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Note Rate”:  For each Mortgage Loan, the rate at which the related promissory note accrues interest.  For purposes of calculating the Certificate Rates on the Interests and Certificates, the Note Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by the Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

“Notional Amount”:  Each of the Class 3A-2 Notional Amount, Class 4A-2 Notional Amount and the Class A-X Notional Amount.  Each Notional Amount is used to calculate distributions on the related Class of Certificates, but is not a principal amount or other amount to which a Certificateholder is entitled.

“P&I Certificates”:  All Classes of Certificates other than the Class 3A-2, Class 4A-2, Class A-X, Class A-P Certificates and the Residual Certificates.

“Payoffs”:  Any prepayment in full on any Mortgage Loan.

“Premium Loan”:  Any Mortgage Loan in Loan Group II with a Net Rate greater than 8.00%.

“Prepayment Period”:  With respect to each Distribution Date, the preceding calendar month.

“Principal Distribution Amount”:  For each Collateral Group and any Distribution Date, the sum of:

(1)

the Principal Payment Amount for such Collateral Group;

(2)

the Principal Prepayment Amount for such Collateral Group; and

(3)

the Applicable Fraction for each Mortgage Loan contributing to such Collateral Group of the Liquidation Principal derived from such Mortgage Loan.

“Principal Payment Amount”:  For each Collateral Group (other than Collateral Group P) and any Distribution Date, the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the sum of the following amounts:

(1)

the principal portion of Scheduled Payments on such Mortgage Loan due on the related Due Date and received or advanced during the related Due Period;

(2)

the principal portion of repurchase proceeds received on such Mortgage Loan if such Mortgage Loan was repurchased as permitted or required by this Trust Agreement during the calendar month preceding the month of such Distribution Date;

(3)

any other unscheduled payments of principal which were received on such Mortgage Loan during the preceding calendar month, other than Payoffs, Curtailments, or Liquidation Principal; and

(4)

current Realized Losses and Deferred Principal Amounts, to the extent of the amount available from the related Subordinate Principal Distribution Amount.

“Principal Prepayment Amount”:   For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) all Payoffs and Curtailments for such Mortgage Loan that were received during the preceding calendar month.

“Private Certificates”:  The Junior Subordinate Certificates.

“Qualified Institutional Buyer”:  Any “qualified institutional buyer” as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

“Rating Agency”:  Each of Fitch and S&P.

“Record Date”:  For each Class of Certificates, the last Business Day of the related Interest Accrual Period.

“REMIC”:  REMIC I-1, REMIC I-2 or REMIC I-3.

“REMIC Certificates”:  Each Class of Certificates issued by REMIC I-3 pursuant to Section 2.03 and the Class R Certificates.

“REMIC Interests”:  Each Class of REMIC interests issued pursuant to Section 2.03.

“REMIC I-1”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the Mortgage Loans and the REMIC I-1 Distribution Account.

“REMIC I-1 Regular Interests”:  The regular interests issued by REMIC I-1 as specified in Section 2.03.

“REMIC I-2”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the REMIC I-1 Regular Interests and the REMIC I-2 Distribution Account.

“REMIC I-2 Regular Interests”:  The regular interests issued by REMIC I-2 as specified in Section 2.03.

“REMIC I-3”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the REMIC I-2 Regular Interests and the Certificate Account.

“REMIC I-3 Regular Interests”:  Each Class of Certificates other than the Residual Certificates.

“Remittance Date”:  The 18th day of each month or if such day is not a Business Day, the preceding (or, in the case of certain Mortgage Loans serviced by Countrywide Servicing, the next succeeding) Business Day, as set forth in the applicable Servicing Agreement.

“Residual Certificates”:  The Class R Certificates.

“Rule 144A Certificates”:  The Junior Subordinate Certificates.

“S&P”:  Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

“Sale and Servicing Agreement”:  (i) the Amended and Restated Flow Sale, Warranties and Servicing Agreement dated as of September 1, 2004, between GSMC, as purchaser, and ABN AMRO, as seller and servicer; (ii) the Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of June 1, 2004, among Cendant, Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as seller and GSMC, as purchaser; (iii) the Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of June 1, 2004, as amended by Amendment No. 1 dated as of July 1, 2004, among Cendant, Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as seller and GSMC, as purchaser; (iv) the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement dated as of April 1, 2004, between CHF (as successor in interest to Chase Manhattan Mortgage Corporation), as seller and servicer, and GSMC, as purchaser; (v) the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement dated as of April 1, 2004, as amended by Amendment No. 1 dated as of July 1, 2004, between CHF (as successor in interest to Chase Manhattan Mortgage Corporation), as seller and servicer, and GSMC, as purchaser; (vi) the Flow Mortgage Loan Purchase and Servicing Agreement dated as of October 1, 2004, between GSMC, as purchaser, and CitiMortgage, as seller and servicer; (vii) the Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide, as seller; (viii) the Servicing Agreement dated as of July 1, 2004, by and between Countrywide Servicing, as servicer, and GSMC, as owner; (ix) the Servicing Agreement dated as of September 25, 2001, between GSMC, as owner, and Countrywide, as servicer; (x) the Flow Seller’s Warranties and Servicing Agreement dated as of December 1, 2004, between GSMC, as purchaser, and Fifth Third, as seller and servicer; (xi) the Master Mortgage Loan Purchase Agreement dated as of April 1, 2004, as amended by Amendment No. 1 dated as of August 1, 2004, between GSMC, as purchaser, and GreenPoint, as seller and servicer; and (xii) the Seller’s Warranties and Servicing Agreement dated as of August 1, 2002, between GSMC, as purchaser, and Wells Fargo, as seller and servicer.

“Scheduled Amount”:  With respect to any Distribution Date and the Class 2A-2 Certificates, the amount set forth on Schedule II attached hereto for such Distribution Date and Class.

“Scheduled Payments”:  With respect to any Mortgage Loan, the monthly payments of principal and interest payable by the Mortgagor pursuant to the related amortization schedule.

“Scheduled Principal Amount”:  With respect to any Distribution Date an amount equal to the amount described in clause (i) of the definition of Senior Principal Distribution Amount.

“Securities Administrator”:  JPMorgan Chase in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

“Senior Certificates”:  The Class A Certificates.

“Senior Collateral Group Percentage”:  For Collateral Group 1, Collateral Group 2, Collateral Group 3 and Collateral Group 4 will equal (i) as of the Closing Date, 96.99%, 97.00%, 97.00%, and 97.00%, respectively, and (ii) for any Distribution Date thereafter will be a fraction expressed as a percentage equal to (a) the sum of the Certificate Balances of the Senior Certificates related to such Collateral Group (other than the Class A-P Certificates) immediately preceding such Distribution Date, over (b) the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (x) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (y) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Senior Interests”:  All of the REMIC I-2 Regular Interests except those corresponding to a Class B Certificate.

“Senior Liquidation Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the aggregate, for each Mortgage Loan contributing to such Collateral Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, of the related Senior Collateral Group Percentage of the lesser of the Applicable Fraction of (i) the scheduled principal balance of such Mortgage Loan and (ii) the Liquidation Principal derived from such Mortgage Loan.

“Senior Prepayment Percentage”:  For each Collateral Group, as follows:  (i) on any Distribution Date occurring before the Distribution Date in the month of February 2010, 100%; (ii) on any other Distribution Date on which the related Senior Collateral Group Percentage for such Distribution Date exceeds the initial Senior Collateral Group Percentage as of the Cut-Off Date, 100% (in which case, the Senior Prepayment Percentage for each other Collateral Group shall also equal 100% for such Distribution Date); and (iii) on any other Distribution Date in the month of February 2010 and thereafter, 100%, unless:

(a)

the mean of the sum of the Applicable Fractions of the Scheduled Principal Balances of the Mortgage Loans contributing to each Collateral Group that are 60 or more days delinquent (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) for each of the immediately preceding three calendar months is less than or equal to 50% of the Group Subordinate Amount for such Collateral Group as of such Distribution Date, and

(b)

the sum of the Applicable Fractions of the cumulative Realized Losses on the Mortgage Loans contributing to each Collateral Group are less than or equal to the following percentage of the aggregate Group Subordinate Amount for such Collateral Group:

Distribution Date Occurring In	Percentage of the aggregate Group Subordination Amount as of the Cut-Off Date
February 2010 through January 2011	30%
February 2011 through January 2012	35%
February 2012 through January 2013	40%
February 2013 through January 2014	45%
February 2014 and thereafter	50%

in which case, the Senior Prepayment Percentage for each Collateral Group shall be as follows:

Distribution Date Occurring In	Senior Prepayment Percentage
February 2005 through January 2010	100%

February 2010 through January 2011	Senior Collateral Group Percentage for such Group + 70% of the related Subordinate Percentage
February 2011 through January 2012	Senior Collateral Group Percentage for such Group + 60% of the related Subordinate Percentage
February 2012 through January 2013	Senior Collateral Group Percentage for such Group + 40% of the related Subordinate Percentage
February 2011 through January 2014	Senior Collateral Group Percentage for such Group + 20% of the related Subordinate Percentage
February 2014 and thereafter	Senior Collateral Group Percentage for such Group

If on any Distribution Date the allocation to the P&I Certificates of Principal Prepayments in the percentage required would reduce the sum of the Certificate Balances of the P&I Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be equal to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For any Distribution Date and each Collateral Group will equal the sum of:

(i)

the related Senior Collateral Group Percentage of the related Principal Payment Amount for such Distribution Date;

(ii)

the related Senior Prepayment Percentage of the related Principal Prepayment Amount for such Distribution Date; and

(iii)

the related Senior Liquidation Amount for such Distribution Date.

“Senior Subordinate Certificates”:  The Class B1, Class B2 and Class B3 Certificates.

“Servicer”:  Each of ABN AMRO, Cendant, CHF, CitiMortgage, Countrywide Servicing, Fifth Third, GreenPoint and Wells Fargo and their respective successors or assigns, in each case under the related Sale and Servicing Agreement.

“Servicing Fee Rate”:  For each Mortgage Loan, the per annum fee described in Schedule I hereto.

“Servicemembers Shortfall”:  Any shortfall in amounts paid by any Mortgagors on the related Mortgage Loan that occurs pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation affording relief to members of the armed forces.

“Subgroup I-A”: The Mortgage Loans in Loan Group I with Net Rates greater than or equal to 5.50% and less than 6.00%.

“Subgroup I-B”: The Mortgage Loans in Loan Group I with Net Rates greater than or equal to 6.00% and less than 8.00%.

“Subgroup I-P”:  the Mortgage Loans in Loan Group I with Net Rates less than 5.50%.

“Subgroup II-A”:  The Mortgage Loans in Loan Group II with Net Rates greater than or equal to 5.50% and less than 6.00%.

“Subgroup II-B”:  The Mortgage Loans in Loan Group II with Net Rates greater than or equal to 6.00% and less than 8.00%.

“Subgroup II-C”:  the Mortgage Loans in Loan Group III with Net Rates greater than 8.00%.

“Subgroup II-P”:  the Mortgage Loans in Loan Group II with Net Rates less than 5.50%.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Class Percentage”:  For each Class of Subordinate Certificates and each Distribution Date, the percentage obtained by dividing the Class Principal Balance of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Balance of all Subordinate Certificates immediately prior to such date.

“Subordinate Interests”:  The Interest corresponding to the Subordinate Certificates.

“Subordinate Liquidation Amount”:  For any Distribution Date and Collateral Group (other than Collateral Group P), the Applicable Fraction of the related Liquidation Principal in respect of each Mortgage Loan contributing to such Collateral Group which became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, minus the related Senior Liquidation Amount for such Distribution Date.

“Subordinate Percentage”:  For any Collateral Group and any Distribution Date, 100% minus the Senior Collateral Group Percentage for such Collateral Group.  The Subordinate Percentages as of the Closing Date will be 3.01%, 3.00%, 3.00% and 3.00%, respectively, for Collateral Group 1, Collateral Group 2, Collateral Group 3 and Collateral Group 4.

“Subordinate Prepayment Percentage”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the excess of 100% over the Senior Prepayment Percentage for such Collateral Group.  Initially, the Subordinate Prepayment Percentage for each Collateral Group will be 0%.

“Subordinate Principal Distribution Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of:

(1)

the related Subordinate Percentage of the related Principal Payment Amount;

(2)

the related Subordinate Principal Prepayment Amount; and

(3)

the related Subordinate Liquidation Amount;

provided, however, that the Subordinate Principal Distribution Amount for each Collateral Group shall be reduced by the amounts required to be distributed to the Class A-P Certificates for reimbursement of Current Realized Losses and Deferred Principal Amounts on such Distribution Date.  Any reduction in the Subordinate Principal Distribution Amount for any Collateral Group pursuant to the proviso above shall reduce the amount calculated pursuant to clause (1), clause (3) and clause (2), in that order in each case of the definition thereof, and such amounts will nevertheless reduce the Certificate Balance of the applicable Class of Subordinate Certificates.

“Subordinate Principal Prepayment Amount”:  For each Distribution Date and each Collateral Group (other than Collateral Group P), the Subordinate Prepayment Percentage of the related Principal Prepayment Amount.

“Subordination Levels”:  For any Class of Subordinate Certificates and any specified date, a fraction expressed as a percentage equal to (i) the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to such Class, over (ii) the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions on such date, and allocations of Realized Losses on such date.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trust Agreement”:  This Master Servicing and Trust Agreement, dated as of January 1, 2005, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, January 2005 edition; provided that any references in any documents required to be provided pursuant to the terms of this Trust Agreement, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of January 1, 2005, shall be deemed to refer to this Trust Agreement.

“Trustee”:  Wachovia Bank, National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“Undercollateralization Distribution”:  As defined in Section 3.01 hereof.

“Undercollateralized Group”:  On any Distribution Date, any Collateral Group for which the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the Class A-P Certificates and after giving effect to distributions to be made on such Distribution Date) is greater than the Non-AP Pool Balance of the such Collateral Group.

“Unscheduled Principal Amount”:  With respect to any Distribution Date, an amount equal to the sum of the amounts described in clauses (ii) and (iii) of the definition of Senior Principal Distribution Amount.

“Wells Fargo”:  Wells Fargo Bank, N.A.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.

To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the Mortgage Loans, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the Distribution Account, the Master Servicer Account, the Certificate Account and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the “Trust Estate”).  It is agreed and understood by the Trustee and the Depositor that it is not intended that any mortgage loan be included in the Trust that is a “High Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 or the New Mexico Home Loan Protection Act effective January 1, 2004.

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

It is agreed and understood by the Depositor and the Trustee (and the Depositor so represents and recognizes) that it is not intended that any Mortgage Loan to be included in the Trust Estate be (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

Section 2.02

Acceptance by the Trustee.

By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of Trust Estate herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates.  The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by this Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

Section 2.03

REMIC Elections and REMIC Interests Designations.

(a)

REMIC Elections.  Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate described in the definition of the term “REMIC I-1,” the assets of the Trust Estate described in the definition of the term “REMIC I-2,” and the assets of the Trust Estate described in the definition of the term “REMIC I-3” as separate REMICs for federal income tax purposes.  The REMIC I-1 Regular Interests shall constitute the regular interests in REMIC I-1; the REMIC I-2 Regular Interests shall constitute the REMIC regular interests in REMIC I-2; and the REMIC I-3 Regular Interests shall constitute the regular interests in REMIC I-3.  The Class R Certificates shall represent ownership of the sole Class of residual interest in REMIC I-1, REMIC I-2 and REMIC I-3.  References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC I-1, REMIC I-2 and REMIC I-3 referred to herein, as modified by this Trust Agreement.

(b)

REMIC I-1 Interests.  REMIC I-1 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I-1 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate	Corresponding Class

I-Pool	(1)	(2)	N/A(5)
I-Sub-A	$ 6,916,672.41	(2)	N/A
I-Sub-B	$ 6,916,672.41	(2)	N/A
I-AX	(3)	8.50%	A-X
Residual
I-R	(4)	(4)	N/A

_______________

(1)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, over (ii) the aggregate initial principal balance of each other regular interest in REMIC I-1.

(2)

This Interest shall bear interest for any Interest Accrual Period equal to (i) the weighted average of the Net Rates of all the Mortgage Loans as of the beginning of such Interest Accrual Period, weighted on the Scheduled Principal Balance of each such Mortgage Loan as of the first day of the preceding calendar month and determined by subjecting the Net Rate of each such Mortgage Loan to a cap equal to the Designated Rate for the related Group over (ii) (x) the sum of any expenses payable to the Securities Administrator or to the Trustee (to the extent such expenses were not taken into account in computing the Net Rate of any Mortgage Loan and do not constitute “unanticipated expenses” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)) divided by (y) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of such Interest Accrual Period.

(3)

A notional amount, which for any Distribution Date shall equal the Class A-X Notional Amount.

(4)

The Class I-R Interests will not be entitled to payments of principal or interest.

(5)

N/A means Not Applicable.

(c)

REMIC I-2 Interests.  REMIC I-2 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I-2 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate	Corresponding Class

II1A-1	$79,000,000	5.50%	1A-1
II1A-2	$17,489,000	5.50%	1A-2
II1A-3	$10,790,000	5.50%	1A-3
II1A-4	$25,439,000	5.50%	1A-4
II1A-5	$19,857,000	5.50%	1A-5
II1A-6	$24,080,000	5.50%	1A-6
II1A-7	$38,617,000	5.50%	1A-7
II1A-8	$345,000	5.50%	1A-8
II1A-9	$369,000	5.50%	1A-9
II2A-1	$145,000,000	6.00%	2A-1
II2A-2	$32,302,000	6.00%	2A-2
II2A-3	$19,700,000	6.00%	2A-3
II3A-1	$143,000,000	6.00%	3A-1, 3A-2
II3A-3	$56,327,000	6.00%	3A-3
II4A-1	$57,599,000	8.00%	4A-1, 4A-2
IIA-P	$1,000,989	0.00%	A-P
IIA-X	(1)	8.50%	A-X
II-B1	$9,685,000	(2)	B-1
II-B2	$4,150,000	(2)	B-2
II-B3	$2,767,000	(2)	B-3
II-B4	$1,383,000	(2)	B-4
II-B5	$1,729,000	(2)	B-5
II-B6	$1,038,251	(2)	B-6
II-R	(3)	(3)	R

_______________

(1)

A notional amount, which for any Distribution Date shall equal the Class A-X Notional Amount.

(2)

For each Distribution Date (and the related Interest Accrual Period) this Interest shall bear interest at a per annum rate equal to the B Average Rate less the sum of any expenses payable to the Securities Administrator or the Trustee (to the extent (i) not taken into account in computing the Net Rate of any Mortgage Loan, (ii) such expense is not an “unanticipated expense” within the meaning of the Treasury Regulation Section 1.860G-1(b)(3)(ii) and (iii) such expense was not taken into account in computing the interest rate of an interest with a greater level of subordination).

(3)

The Class II-R Interests will not be entitled to payments of principal or interest.

(d)

REMIC I-3.  REMIC I-3 shall issue the following Classes of Certificates, with the designations, initial Certificate Balances and Certificate Rates indicated, each of which shall be a Class of REMIC I-3 Certificates.

1A-1	$79,000,000.00	5.50%
1A-2	$17,489,000.00	5.50%
1A-3	$10,790,000.00	5.50%
1A-4	$25,439,000.00	5.50%
1A-5	$19,857,000.00	5.50%
1A-6	24,080,000.00	5.50%
1A-7	$38,617,000.00	5.50%
1A-8	$345,000.00	5.50%
1A-9	$369,000.00	5.50%
2A-1	$145,000,000.00	6.00%
2A-2	$32,302,000.00	6.00%
2A-3	$19,700,000.00	6.00%
3A-1	$143,000,000.00	4.25%
3A-2	$41,708,333.33 (1)	6.00%
3A-3	$56,327,000.00	6.00%
4A-1	$57,599,000.00	(4)
4A-2	$57,599,000.00 (1)	(4)
B1	$9,685,000.00	(2)
B2	$4,150,000.00	(2)
B3	$2,767,000.00	(2)
B4	$1,383,000.00	(2)
B5	$1,729,000.00	(2)
B6	$1,038,251.16	(2)
A-P	$1,000,989.00	0.00%
A-X	$149,363.44 (1)	8.50%
R	(3)	(3)

____________

(1)

Notional Amount.

(2)

For each Distribution Date (and the related Interest Accrual Period) each of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates will accrue interest at a per annum rate equal to the B Average Rate.

(3)

REMIC I-3 shall also issue the Class III-R Interest, which shall represent the sole Class of residual interest in REMIC I-3.  The Class R Certificate shall represent beneficial ownership of the Class I-R Interest, the Class II-R Interest and the Class III-R Interest.

(4)

The annual Certificate Rates for the Class 4A-1, and Class 4A-2 Certificates are set forth in the table below:

Class	Formula	Initial	Maximum	Minimum
4A-1	LIBOR + 0.30%	2.75%	7.50%	0.30%
4A-2	7.70% - LIBOR	5.25%	7.70%	0.50%

(e)

REMIC Final Scheduled Distribution.  The final scheduled distribution date for the Regular Interests in REMIC I-1, REMIC I-2 and REMIC I-3 is the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity as of the Closing Date.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders.

REMIC I-3 Distributions.  (a)  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below and to Section 3.02, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount for each Collateral Group from the Certificate Account, and shall distribute it in the following manner and order of priority:

(1)

to each Class of Senior Certificates related to such Collateral Group (other than Collateral Group P), Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such Class; provided that Accrued Certificate Interest on the Class 3A-3 Certificates will be distributed in the following order of priority and will be added to the Class Principal Balance of such Class of Certificates:

(a)

to the Class 3A-1 Certificates, until the Class Principal Balance thereof is reduced to its Scheduled Amount for such Distribution Date; and

(b)

to the Class 3A-3 Certificates, until the Class Principal Balance thereof is reduced to zero;

(2)

to the Senior Certificates related to such Collateral Group, other than any related Interest Only Certificates, to the extent of the remaining Available Distribution Amount for the related Collateral Group, as follows:

(a)

to the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1A-8 and Class 1A-9 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 1 in an amount up to the Senior Principal Distribution Amount for Group 1, concurrently as follows:

(i)

50.00% to the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-8 and Class 1A-9 Certificates, in the following order of priority:

(A)

pro rata, to the Class 1A-3 and Class 1A-8 Certificates, the Group I NAS Priority Amount, until the Class Principal Balance thereof is reduced to zero;

(B)

to the Class 1A-1 Certificates, until the Class Principal Balance thereof is reduced to zero;

(C)

pro rata, to the Class 1A-2 and Class 1A-9 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(D)

pro rata, to the Class 1A-3 and Class 1A-8 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(ii)

50.00% to the Class 1A-4, Class 1A-5, Class 1A-6 and Class 1A-7 Certificates, in the following order of priority:

(A)

to the Class 1A-4, Class 1A-5 and Class 1A-6 Certificates, sequentially, in that order, until the sum of the Class Principal Balances thereof is reduced to their aggregate PAC Scheduled Amount for such Distribution Date;

(B)

to the Class 1A-7 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(C)

to the Class 1A-4, Class 1A-5 and Class 1A-6 Certificates, without regard to their aggregate PAC Scheduled Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(b)

to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 2 in an amount up to the Senior Principal Distribution Amount for Collateral Group 2, concurrently as follows:

(i)

to the Class 2A-3 Certificates, the Group II NAS Priority Amount, until the Class Principal Balance thereof is reduced to zero;

(ii)

to the Class 2A-1 and Class 2A-2 Certificates, sequentially, in that order, until the Class Principal Balance of each such Class is reduced to zero; and

(iii)

to the Class 2A-3 Certificates, until the Class Principal Balance of thereof is reduced to zero;

(c)

to the Class 3A-1 and Class 3A-3 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 3 in an amount up to the Senior Principal Distribution Amount for Group 3, in the following order of priority:

(i)

to the Class 3A-3 Certificates, until its Class Principal Balances is reduced to its PAC Scheduled Amount for such Distribution Date;

(ii)

to the Class 3A-1 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(iii)

to the Class 3A-3 Certificates, without regard to its PAC Scheduled Amount for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(d)

to the Class 4A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 4 in an amount up to the Senior Principal Distribution Amount for Group 4, until the Class Principal balance thereof is reduced to zero; and

(e)

to the Class A-P Certificates, from the Available Distribution Amounts for Collateral Group P, the A-P Principal Distribution Amount for such Collateral Group, in reduction of the Class Principal Balance thereof, until such Class Principal Balance is reduced to zero;

(3)

from amounts otherwise payable to the Subordinate Certificates, to the Class A-P Certificates, the principal portion of Current Realized Losses and the Deferred Principal Amount for the Class A-P Certificates and such Distribution Date; provided, however, that, if necessary, the aggregate of all such amounts distributed on such Distribution Date shall not exceed the aggregate Subordinate Principal Distribution Amount (without regard to the proviso of such definition) for the Subordinate Certificates and, provided further, that such amounts will not reduce the Class Principal Balance of the Class A-P Certificates;

(4)

to the extent of the remaining Available Distribution Amount for all Collateral Groups (other than Collateral Group P), but subject to the prior distribution of amounts to the Subordinate Certificates, in their order of seniority the sum of Accrued Certificate Interest pro rata on the basis of the amount owing to each such Class, and their pro rata shares, based on their outstanding Certificate Balances, of the Subordinate Principal Distribution Amount for each such Collateral Group, as applicable; provided, however, that on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the Subordinate Principal Prepayment Amount otherwise allocable to the Class or Classes of the Subordinate Certificates junior to such Class will be allocated pro rata to the most senior Class of Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date and all Classes of Subordinate Certificates senior thereto;

(5)

to each related Class of Certificates, in the order of their seniority, the amount of any unreimbursed Realized Losses previously allocated to such Certificates; and

(6)

to the Residual Certificates, after all of the other Classes of Certificates have been paid in full, the remainder, if any, which is expected to be zero, of the Available Distribution Amount for all Collateral Groups.

(b)

On each Distribution Date prior to the Credit Support Depletion Date but after the date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of any Certificate Group has been reduced to zero, amounts otherwise distributable as principal on each Class of Subordinate Certificates pursuant to Section 3.01(a)(3), in reverse order of priority, in respect of such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to such retired Senior Certificates, shall be distributed as principal to the Senior Certificates (other than any Interest Only Certificates and the Class A-P Certificates) remaining outstanding pursuant to Section 3.01(a)(2) until the Class Principal Balances thereof have been reduced to zero, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than 200% of the Aggregate Subordinate Percentage as of the Cut-Off Date or (b) the average outstanding principal balance of the Mortgage Loans contributing to any Collateral Group that are delinquent 60 days or more for the last six months (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) as a percentage of the related Group Subordinate Amount is greater than or equal to 50%.

On each Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of two or more Certificate Groups has been reduced to zero, any amounts distributable pursuant to this Section 3.01(b) will be allocated, as to each applicable Class of Subordinate Certificates, in proportion to such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to each such retired Certificate Group.

On each Distribution Date on which the Senior Certificates (other than the Class A-P Certificates) of two or more Certificate Groups remain outstanding, any amounts distributable pursuant to this Section 3.01(b) will be distributed in proportion to the aggregate Certificate Principal Balances of such Certificates of each such Certificate Group.

On any Distribution Date on which any Certificate Group constitutes an Undercollateralized Group, all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of priority (other than amounts necessary to pay Deferred Principal Amounts or unpaid Current Shortfalls) (or, following the Credit Support Depletion Date, such other amounts described in the immediately following sentence), will be distributed as principal to the Senior Certificates (other than any Interest Only Certificates and the Class A-P Certificates) of such Undercollateralized Group pursuant to Section 3.01(a)(2), until the aggregate Certificate Principal Balance of such Senior Certificates equals the Non-AP Pool Balance of the related Collateral Group (such distribution, an “Undercollateralization Distribution”).  In the event that any Certificate Group constitutes an Undercollateralized Group on any Distribution Date following the Credit Support Depletion Date, Undercollateralization Distributions will be made from any Available Distribution Amount for the Collateralized Groups not related to an Undercollateralized Group remaining after all required amounts have been distributed to the Senior Certificates (other than the Class A-P Certificates) of such other Certificate Groups.  In addition, the amount of any unpaid Current Shortfalls with respect to an Undercollateralized Group on any Distribution Date (including any Current Shortfalls for such Distribution Date) shall be distributed to the Senior Certificates (other than the Class A-P Certificates) of such Undercollateralized Group prior to the payment of any Undercollateralization Distributions from amounts otherwise distributable as principal on the related Subordinate Certificates, in reverse order of priority (or, following the Credit Support Depletion Date, as provided in the preceding sentence).

If on any Distribution Date two or more Certificate Groups are Undercollateralized Groups, the distribution described in the immediately preceding paragraph will be made in proportion to the amount by which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of each such Certificate Group, after giving effect to distributions pursuant to Section 3.01(a) on such Distribution Date, exceeds the Non-AP Pool Balance of the related Collateral Group for such Distribution Date.

(c)

REMIC I-1 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC I-1 Distribution Account to the REMIC I-1 Regular Interests in the same manner that amounts are distributed on any Corresponding Classes of Certificates on such Distribution Date.

On each Distribution Date, the Securities Administrator shall apply remaining amounts in the REMIC I-1 Distribution Account in respect of interest to the Class I Pool, Class I-Sub-A and Class I-Sub-B Interests in accordance with their interest rates set forth above.  In addition, on each Distribution Date, the Trustee shall apply amounts in the REMIC I-1 Distribution Account in respect of principal to the Class I-Pool, Class I-Sub-A and Class I-Sub-B Interests as follows:

(i)

first, to the Class I-Sub-A and Class I-Sub-B Interests, the minimum amounts to each such that following that allocation the weighted average rate of the Class I-Sub-A and Class I-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class I-Sub-A Interest to a floor of [[•]]% and subjecting the Class I-V-Sub-B Interest to a cap of 3.5000%, equals the interest rate on the Class B Certificates for the following Distribution Date;

(ii)

second, to the Class I-Pool Interest until its principal balance is reduced to zero; and

(iii)

third, pro rata to the Class I-Sub-A and Class I-Sub-B Interests in accordance with their principal balances following clause (i) above.

Realized Losses and Shortfalls shall be allocated in the same manner.

The Securities Administrator shall withdraw all amounts allocated to the various REMIC I-1 Regular Interests and deposit such amounts in the REMIC I-2 Distribution Account for distribution pursuant to section 3.01(d) below on such Distribution Date.  Any amount remaining in the REMIC I-1 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class R Certificates.

(d)

REMIC I-2 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC I-2 Distribution Account to the REMIC I-2 Regular Interests in the same manner that amounts are distributed on the Corresponding Classes of Certificates on such Distribution Date.  Realized Losses and Shortfalls shall be allocated in the same manner.  The Securities Administrator shall withdraw all amounts allocated to the various REMIC I-2 Regular Interests and deposit such amounts in the Certificate Account for distribution pursuant to section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC I-2 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class R Certificates.

Section 3.02

Allocation of Realized Losses and Shortfalls.

(a)

Realized Losses of Principal.

(i)

On each Distribution Date, the respective Applicable Fractions of each Realized Loss on a Mortgage Loan, to the extent allocable to principal, shall be allocated to the related Collateral Groups for further allocation to the Class or Classes of REMIC Interests supported by such Collateral Groups in reduction of the Certificate Balance thereof; provided, however, that any Realized Loss allocated to a Collateral Group shall be allocated first to the Subordinate Interests related to such Collateral Group, in reverse numerical order, until the Certificate Balance thereof is reduced to zero, and then pro rata to the Senior Interests related to such Collateral Group; provided further, that any Realized Loss otherwise allocable to the Class 1A-2 Certificates will instead be allocated, pro rata, to the Class 1A-9 Certificates, until the Class Principal Balance thereof is reduced to zero and that any Realized Loss otherwise allocable to the Class 1A-3 Certificates will instead be allocated, pro rata, to the Class 1A-8 Certificates, until the Class Principal Balance thereof is reduced to zero.  Any Realized Losses allocated to a Class of REMIC Interests and not reimbursed on the same Distribution Date shall be allocated to the Corresponding Class or Classes of Certificates as described below.

(ii)

Prior to the Credit Support Depletion Date, to the extent that the principal portion of a Realized Loss has been allocated to reduce the Certificate Principal Balance of the Class A-P Interest, the amount of such Realized Loss will be reimbursed from the Subordinate Principal Distribution Amount, to reimburse the Current Realized Losses and Deferred Principal Amounts.  The distribution of any Current Realized Losses and Deferred Principal Amounts to a Class of Senior Interests on any Distribution Date shall not result in a further reduction of the Certificate Balance of such Class of Senior Interests, but instead shall result in the reduction of the Certificate Balance of the Subordinate Interests in REMIC I-2, until the Certificate Balance thereof has been reduced to zero.  The Current Realized Losses and Deferred Principal Amounts will be paid from the amounts otherwise payable to the Classes of Subordinate Interests related to the applicable REMIC, beginning with the Class having the highest numerical designation.  Any Current Realized Losses and Deferred Principal Amounts not paid on the Distribution Date relating to the Due Period in which the Realized Loss was incurred will be carried forward and will be included in the Current Realized Losses and Deferred Principal Amounts for the next Distribution Date.

(iii)

Any Realized Losses allocated to a Class of REMIC I-2 Interests pursuant to Section 3.02(a)(i) and not reimbursed on the same Distribution Date shall be allocated on the same date to the Corresponding Class or Classes of REMIC I-3 Certificates.

(b)

Realized Losses Allocable to Interest. On each Distribution Date, the portion of each Realized Loss on a Mortgage Loan that exceeds the outstanding principal amount of such Mortgage Loan shall be allocated pro rata to the related Collateral Group or Groups, on the basis of the amount of interest due to such Collateral Group from such Mortgage Loan. On each Distribution Date, the interest portion of each Realized Loss allocated to a Collateral Group in accordance with the preceding sentence shall be further allocated pro rata, on the basis of Accrued Certificate Interest, to each Class of related REMIC Interests; provided that the interest portion of any Realized Losses allocated to the Subordinate Interests in a REMIC as provided in this Section 3.02(b) shall be allocated to such Subordinate Interests in reverse order of seniority.

(c)

Interest Shortfall.  Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the REMIC Interests and the Certificates, Month End Interest Shortfall not covered by compensating interest from P&I Advances and Servicemembers Shortfall with respect to any Mortgage Loan shall be allocated pro rata among the Classes of the related REMIC based on the amount of interest otherwise owing thereto in reduction of that amount.  Such amounts shall be allocated proportionately based on (1) in the case of the Senior Certificates, the Accrued Certificate Interest otherwise distributable thereon and (2) in the case of the Subordinate Certificates, interest accrued on their related Apportioned Principal Balances without regard to any reduction pursuant to this paragraph, for that Distribution Date.

(d)

Modification Losses.  In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest.  Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

(e)

In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates (i) such amount shall be treated as a Principal Prepayment Amount and shall be included in the Available Distribution Amount for the Distribution Date occurring in the month following the month in which such recovery is received and (ii) the Certificate Balance of the Classes to which any Realized Loss had previously been allocated, whether or not such Classes remain outstanding, shall be increased in direct order of priority, in each case by an amount equal to the lesser of (x) the amount of such recovery and (y) the aggregate amount of Realized Losses previously allocated to such Classes less amounts previously allocated to such Classes pursuant to this paragraph.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates.

The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2005-1F.  The aggregate principal amount of Certificates or Interests, as applicable, that may be executed and delivered under this Trust Agreement is limited to $691,667,240.16, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03 sets forth the Classes of Certificates, the initial Certificate Balance and the Certificate Rate for each Class of the Certificates.

Section 4.02

Denominations.

Each of the Class A and Senior Subordinate Certificates shall be issued in fully registered, book-entry form and shall be Book-Entry Certificates.  Each of the Residual Certificates and Class B4, Class B5 and Class B6 Certificates shall be issued in fully registered, certificated form.  The Class A Certificates (other than the Class 3A-2, Class 4A-2, Class A-P and Class A-X Certificates) are offered in minimum denominations of $25,000 initial Certificate Balance each and multiples of $1 in excess of $25,000.  The Class 3A-2, Class 4A-2, Class A-P and Class A-X Certificates are offered in minimum denominations of $1,000,000 initial Notional Amount each and multiples of $1 in excess of $1,000,000.  The Class A-P Certificates are offered in the form of a single Certificate representing the entire Certificate Balance thereof.  The Class A-X Certificates are offered in the form of a single Certificate representing the entire Notional Amount thereof.  The Subordinate Certificates are offered in minimum denominations of $250,000 initial Certificate Balance each and multiples of $1 in excess of $250,000.  In addition, one Certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the initial Certificate Balance (or, in the case of the Class 3A-2, Class 4A-2 and Class A-X Certificates, the Notional Amount) of such Class.  The residual Certificates will each be issued in percentage interests of 99.99% and 0.01%.

Section 4.03

Redemption of Certificates.

There shall be no right to redemption pursuant to Section 10.01 of the Standard Terms.  Moreover, notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by this Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to this Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by The Master Servicer (and if The Master Servicer does not notify the Trustee of its intention to purchase the assets within a period of five Business Days from the first date on which such condition is satisfied, the Depositor may cause The Master Servicer to (i) exercise such right and (ii) sell the Mortgage Loans to the Depositor) upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 1.00% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date.  Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator, which will be specified in the notice of termination.  Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions.

Each of the Junior Subordinate Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  Furthermore, each of the Private Certificates is a Rule 144A Certificate.  The Class R Certificate is a Residual Certificate subject to Section 5.05(c) of the Standard Terms.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions.

(a)

The Depositor hereby requests and authorizes McKee Nelson LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Securities Administrator and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Securities Administrator, any such Rating Agency or their respective counsels.

(b)

Each of the Trustee, the Securities Administrator and the Master Servicer hereby requests and authorizes its counsel to issue on behalf of such Person such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits.

Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law.

THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.04

Counterparts.

This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices.

All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses:  samuel.ramos@gs.com and howard.altarescu@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Depositor; (b) in the case of the Trustee, 401 South Tryon Street, 12th Floor, Charlotte, NC 28288-1179, Attention: Corporate Trust Services or such other address or telecopy number as may hereafter be furnished to each party to this Trust Agreement in writing by the Trustee; (c) in the case of the Master Servicer, 3415 Vision Drive, Columbus, Ohio 43219-6009, Attn: Diane Bentz (with a copy 194 Wood Avenue South, Iselin, New Jersey 08830, Attn: General Counsel) or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Master Servicer; and (d) in the case of the Securities Administrator, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt, GSR Mortgage Loan Trust 2005-1F, Telecopy: (212) 623-5930 or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Securities Administrator.  The address of the rating agency required to be stated herein pursuant to Section 13.08(d) of the Standard Terms is Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, and Standard and Poor’s Rating Services, 55 Water Street, New York, New York 10041.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.,
as Depositor

By:  /s/ M. Gill
Name: M. Gill

Title:   Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
not in its individual capacity, but solely in
its capacity as Trustee under this Trust
Agreement

By:  /s/ Patricia O’Neill-Manella
Name: Patricia O’Neill-Manella

Title:   Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Master Servicer

By:  /s/ Annette M. Marsula
Name: Annette M. Marsula

Title:   Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
not in its individual capacity, but solely in
its capacity as Securities Administrator and Custodian

By:  /s/ Annette M. Marsula
Name:  Annette M. Marsula

Title:    Vice President

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this ____ day of January 2005, by _____________________, __________________ for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires: _______________________

STATE OF ____________________

)

)  ss.:

COUNTY OF __________________

)

The foregoing instrument was acknowledged before me in the County of _____________________, this ____ day of January 2005, by _____________________ of Wachovia Bank, National Association, on behalf of the company.

Notary Public

My Commission expires: _______________________

STATE OF ______________

)

)  ss.:

COUNTY OF ____________

)

On the _____ of January 2005 before me, a Notary Public in and for said State, personally appeared __________________ known to me to be a __________________ of JPMorgan Chase Bank, National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My Commission expires: _______________________

STATE OF ______________

)

)  ss.:

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me in the County of                            , this  ____ day of January 2005, by                                ,                                 of JPMorgan Chase Bank, National Association, on behalf of the company.

Notary Public

My Commission expires: _______________________

SCHEDULE I

Mortgage Loan Schedule

SCHEDULE II

PAC Amortization Schedule

Distribution Date	Class 1A-4, Class 1A-5 and Class 1A-6 Planned Balance ($)	Class 3A-1 Planned Balance ($)

Closing Date	69,376,000.00	143,000,000.00
February 25, 2005	69,214,577.95	140,689,869.23
March 25, 2005	69,034,157.39	138,379,157.46
April 25, 2005	68,834,791.70	136,067,478.46
May 25, 2005	68,616,544.06	133,754,500.81
June 25, 2005	68,379,487.46	131,439,947.93
July 25, 2005	68,123,704.67	129,123,597.87
August 25, 2005	67,849,288.18	126,805,283.05
September 25, 2005	67,556,340.18	124,484,889.86
October 25, 2005	67,244,972.50	122,162,358.18
November 25, 2005	66,915,306.54	119,837,680.80
December 25, 2005	66,567,473.23	117,510,902.67
January 25, 2006	66,201,612.92	115,182,120.11
February 25, 2006	65,817,875.30	112,851,479.87
March 25, 2006	65,416,419.32	110,519,178.10
April 25, 2006	64,997,413.08	108,185,459.23
May 25, 2006	64,561,033.72	105,850,614.70
June 25, 2006	64,107,467.29	103,514,981.63
July 25, 2006	63,636,908.65	101,178,941.39
August 25, 2006	63,149,561.31	98,842,918.06
September 25, 2006	62,645,637.31	96,507,376.77
October 25, 2006	62,125,357.06	94,172,822.04
November 25, 2006	61,588,949.17	91,839,795.96
December 25, 2006	61,036,650.30	89,508,876.28
January 25, 2007	60,468,705.01	87,180,674.49
February 25, 2007	59,885,365.55	84,855,833.82
March 25, 2007	59,286,891.67	82,543,426.89
April 25, 2007	58,673,550.48	80,257,943.45
May 25, 2007	58,047,604.79	78,007,889.98
June 25, 2007	57,424,947.72	75,792,727.00
July 25, 2007	56,805,562.51	73,611,923.20
August 25, 2007	56,189,432.51	71,464,955.29
September 25, 2007	55,576,541.16	69,351,307.92
October 25, 2007	54,966,871.96	67,270,473.50
November 25, 2007	54,360,408.52	65,221,952.17
December 25, 2007	53,757,134.53	63,205,251.59
January 25, 2008	53,157,033.74	61,219,886.90
February 25, 2008	52,560,090.03	59,265,380.56
March 25, 2008	51,966,287.32	57,341,262.28
April 25, 2008	51,375,609.65	55,447,068.86
May 25, 2008	50,788,041.11	53,582,344.13
June 25, 2008	50,203,565.89	51,746,638.84
July 25, 2008	49,622,168.27	49,939,510.52
August 25, 2008	49,043,832.60	48,160,523.40
September 25, 2008	48,468,543.31	46,409,248.34
October 25, 2008	47,896,284.92	44,685,262.66
November 25, 2008	47,327,042.01	42,988,150.11
December 25, 2008	46,760,799.28	41,317,500.74
January 25, 2009	46,197,541.47	39,672,910.80
February 25, 2009	45,637,253.41	38,053,982.68
March 25, 2009	45,079,920.03	36,460,324.78
April 25, 2009	44,525,526.31	34,891,551.43
May 25, 2009	43,974,057.32	33,347,282.82
June 25, 2009	43,425,498.21	31,834,134.13
July 25, 2009	42,879,834.22	30,361,513.86
August 25, 2009	42,337,050.63	28,928,349.98
September 25, 2009	41,797,132.83	27,533,598.74
October 25, 2009	41,260,066.28	26,176,243.88
November 25, 2009	40,725,836.50	24,855,295.91
December 25, 2009	40,194,429.10	23,569,791.44
January 25, 2010	39,665,829.77	22,318,792.47
February 25, 2010	39,144,850.42	21,146,662.88
March 25, 2010	38,626,629.92	20,006,785.65
April 25, 2010	38,111,154.13	18,898,298.10
May 25, 2010	37,598,408.96	17,820,360.36
June 25, 2010	37,088,380.42	16,772,154.79
July 25, 2010	36,581,054.57	15,752,885.33
August 25, 2010	36,076,417.55	14,761,777.01
September 25, 2010	35,574,455.57	13,798,075.36
October 25, 2010	35,075,154.91	12,861,045.85
November 25, 2010	34,578,501.93	11,949,973.40
December 25, 2010	34,084,483.05	11,064,161.86
January 25, 2011	33,593,084.76	10,202,933.50
February 25, 2011	33,105,845.87	9,379,186.30
March 25, 2011	32,621,190.56	8,578,442.57
April 25, 2011	32,139,105.54	7,800,080.98
May 25, 2011	31,659,577.58	7,043,496.73
June 25, 2011	31,182,593.52	6,308,101.07
July 25, 2011	30,708,140.29	5,593,320.94
August 25, 2011	30,236,204.85	4,898,598.49
September 25, 2011	29,766,774.27	4,223,390.73
October 25, 2011	29,299,835.65	3,567,169.13
November 25, 2011	28,835,376.18	2,929,419.21
December 25, 2011	28,373,383.11	2,309,640.19
January 25, 2012	27,913,843.74	1,707,344.63
February 25, 2012	27,459,718.44	1,145,637.75
March 25, 2012	27,007,996.83	599,807.68
April 25, 2012	26,558,666.47	69,418.76
May 25, 2012	26,111,715.00	0.00
June 25, 2012	25,667,130.12	0.00
July 25, 2012	25,224,899.60	0.00
August 25, 2012	24,785,011.27	0.00
September 25, 2012	24,347,453.01	0.00
October 25, 2012	23,912,212.78	0.00
November 25, 2012	23,479,278.59	0.00
December 25, 2012	23,048,638.52	0.00
January 25, 2013	22,620,280.72	0.00
February 25, 2013	22,203,233.33	0.00
March 25, 2013	21,793,597.49	0.00
April 25, 2013	21,391,244.63	0.00
May 25, 2013	20,996,048.37	0.00
June 25, 2013	20,607,884.48	0.00
July 25, 2013	20,226,630.87	0.00
August 25, 2013	19,852,167.52	0.00
September 25, 2013	19,484,376.46	0.00
October 25, 2013	19,123,141.74	0.00
November 25, 2013	18,768,349.40	0.00
December 25, 2013	18,419,887.41	0.00
January 25, 2014	18,077,645.67	0.00
February 25, 2014	17,747,783.74	0.00
March 25, 2014	17,423,719.09	0.00
April 25, 2014	17,105,352.14	0.00
May 25, 2014	16,792,585.00	0.00
June 25, 2014	16,485,321.45	0.00
July 25, 2014	16,183,466.87	0.00
August 25, 2014	15,886,928.26	0.00
September 25, 2014	15,595,614.21	0.00
October 25, 2014	15,309,434.83	0.00
November 25, 2014	15,028,301.76	0.00
December 25, 2014	14,748,761.28	0.00
January 25, 2015	14,474,188.76	0.00
February 25, 2015	14,204,498.27	0.00
March 25, 2015	13,939,605.35	0.00
April 25, 2015	13,679,426.98	0.00
May 25, 2015	13,423,881.54	0.00
June 25, 2015	13,172,888.81	0.00
July 25, 2015	12,926,369.93	0.00
August 25, 2015	12,684,247.37	0.00
September 25, 2015	12,446,444.95	0.00
October 25, 2015	12,212,887.76	0.00
November 25, 2015	11,983,502.17	0.00
December 25, 2015	11,758,215.82	0.00
January 25, 2016	11,536,957.55	0.00
February 25, 2016	11,319,657.45	0.00
March 25, 2016	11,106,246.79	0.00
April 25, 2016	10,896,657.98	0.00
May 25, 2016	10,690,824.63	0.00
June 25, 2016	10,488,681.46	0.00
July 25, 2016	10,290,164.29	0.00
August 25, 2016	10,095,210.05	0.00
September 25, 2016	9,903,756.76	0.00
October 25, 2016	9,715,743.47	0.00
November 25, 2016	9,531,110.29	0.00
December 25, 2016	9,349,798.34	0.00
January 25, 2017	9,171,749.75	0.00
February 25, 2017	8,996,907.64	0.00
March 25, 2017	8,825,216.11	0.00
April 25, 2017	8,656,620.19	0.00
May 25, 2017	8,491,065.88	0.00
June 25, 2017	8,328,500.09	0.00
July 25, 2017	8,168,870.64	0.00
August 25, 2017	8,012,126.22	0.00
September 25, 2017	7,858,216.44	0.00
October 25, 2017	7,707,091.74	0.00
November 25, 2017	7,558,703.42	0.00
December 25, 2017	7,413,003.61	0.00
January 25, 2018	7,269,945.26	0.00
February 25, 2018	7,129,482.14	0.00
March 25, 2018	6,991,568.78	0.00
April 25, 2018	6,856,160.53	0.00
May 25, 2018	6,723,213.48	0.00
June 25, 2018	6,592,684.47	0.00
July 25, 2018	6,464,531.09	0.00
August 25, 2018	6,338,711.65	0.00
September 25, 2018	6,215,185.19	0.00
October 25, 2018	6,093,911.44	0.00
November 25, 2018	5,974,850.82	0.00
December 25, 2018	5,857,964.45	0.00
January 25, 2019	5,743,214.08	0.00
February 25, 2019	5,630,562.15	0.00
March 25, 2019	5,519,971.74	0.00
April 25, 2019	5,411,406.55	0.00
May 25, 2019	5,304,830.92	0.00
June 25, 2019	5,200,209.79	0.00
July 25, 2019	5,097,508.72	0.00
August 25, 2019	4,996,693.84	0.00
September 25, 2019	4,897,731.89	0.00
October 25, 2019	4,800,590.15	0.00
November 25, 2019	4,705,236.49	0.00
December 25, 2019	4,611,639.33	0.00
January 25, 2020	4,519,767.63	0.00
February 25, 2020	4,429,590.87	0.00
March 25, 2020	4,341,079.08	0.00
April 25, 2020	4,254,202.80	0.00
May 25, 2020	4,168,933.06	0.00
June 25, 2020	4,085,241.42	0.00
July 25, 2020	4,003,099.92	0.00
August 25, 2020	3,922,481.06	0.00
September 25, 2020	3,843,357.85	0.00
October 25, 2020	3,765,703.74	0.00
November 25, 2020	3,689,492.65	0.00
December 25, 2020	3,614,698.95	0.00
January 25, 2021	3,541,297.46	0.00
February 25, 2021	3,469,263.41	0.00
March 25, 2021	3,398,572.49	0.00
April 25, 2021	3,329,200.80	0.00
May 25, 2021	3,261,124.84	0.00
June 25, 2021	3,194,321.53	0.00
July 25, 2021	3,128,768.19	0.00
August 25, 2021	3,064,442.53	0.00
September 25, 2021	3,001,322.65	0.00
October 25, 2021	2,939,387.02	0.00
November 25, 2021	2,878,614.49	0.00
December 25, 2021	2,818,984.28	0.00
January 25, 2022	2,760,475.97	0.00
February 25, 2022	2,703,069.48	0.00
March 25, 2022	2,646,745.10	0.00
April 25, 2022	2,591,483.46	0.00
May 25, 2022	2,537,265.50	0.00
June 25, 2022	2,484,072.52	0.00
July 25, 2022	2,431,886.14	0.00
August 25, 2022	2,380,688.29	0.00
September 25, 2022	2,330,461.22	0.00
October 25, 2022	2,281,187.50	0.00
November 25, 2022	2,232,849.97	0.00
December 25, 2022	2,185,431.81	0.00
January 25, 2023	2,138,916.47	0.00
February 25, 2023	2,093,287.69	0.00
March 25, 2023	2,048,529.49	0.00
April 25, 2023	2,004,626.18	0.00
May 25, 2023	1,961,562.35	0.00
June 25, 2023	1,919,322.83	0.00
July 25, 2023	1,877,892.74	0.00
August 25, 2023	1,837,257.46	0.00
September 25, 2023	1,797,402.60	0.00
October 25, 2023	1,758,314.05	0.00
November 25, 2023	1,719,977.94	0.00
December 25, 2023	1,682,380.63	0.00
January 25, 2024	1,645,508.73	0.00
February 25, 2024	1,609,349.09	0.00
March 25, 2024	1,573,888.77	0.00
April 25, 2024	1,539,115.07	0.00
May 25, 2024	1,505,015.52	0.00
June 25, 2024	1,471,577.85	0.00
July 25, 2024	1,438,790.02	0.00
August 25, 2024	1,406,640.19	0.00
September 25, 2024	1,375,116.75	0.00
October 25, 2024	1,344,208.27	0.00
November 25, 2024	1,313,903.52	0.00
December 25, 2024	1,284,191.48	0.00
January 25, 2025	1,255,061.33	0.00
February 25, 2025	1,226,502.41	0.00
March 25, 2025	1,198,504.29	0.00
April 25, 2025	1,171,056.69	0.00
May 25, 2025	1,144,149.53	0.00
June 25, 2025	1,117,772.89	0.00
July 25, 2025	1,091,917.04	0.00
August 25, 2025	1,066,572.41	0.00
September 25, 2025	1,041,729.62	0.00
October 25, 2025	1,017,379.42	0.00
November 25, 2025	993,512.77	0.00
December 25, 2025	970,120.74	0.00
January 25, 2026	947,194.59	0.00
February 25, 2026	924,725.72	0.00
March 25, 2026	902,705.71	0.00
April 25, 2026	881,126.24	0.00
May 25, 2026	859,979.18	0.00
June 25, 2026	839,256.53	0.00
July 25, 2026	818,950.42	0.00
August 25, 2026	799,053.13	0.00
September 25, 2026	779,557.08	0.00
October 25, 2026	760,454.83	0.00
November 25, 2026	741,739.05	0.00
December 25, 2026	723,402.56	0.00
January 25, 2027	705,438.30	0.00
February 25, 2027	687,839.33	0.00
March 25, 2027	670,598.86	0.00
April 25, 2027	653,710.17	0.00
May 25, 2027	637,166.71	0.00
June 25, 2027	620,962.03	0.00
July 25, 2027	605,089.78	0.00
August 25, 2027	589,543.75	0.00
September 25, 2027	574,317.81	0.00
October 25, 2027	559,405.96	0.00
November 25, 2027	544,802.30	0.00
December 25, 2027	530,501.05	0.00
January 25, 2028	516,496.51	0.00
February 25, 2028	502,783.10	0.00
March 25, 2028	489,355.33	0.00
April 25, 2028	476,207.81	0.00
May 25, 2028	463,335.25	0.00
June 25, 2028	450,732.45	0.00
July 25, 2028	438,394.31	0.00
August 25, 2028	426,315.81	0.00
September 25, 2028	414,492.04	0.00
October 25, 2028	402,918.16	0.00
November 25, 2028	391,589.42	0.00
December 25, 2028	380,501.16	0.00
January 25, 2029	369,648.80	0.00
February 25, 2029	359,027.85	0.00
March 25, 2029	348,633.89	0.00
April 25, 2029	338,462.59	0.00
May 25, 2029	328,509.69	0.00
June 25, 2029	318,771.01	0.00
July 25, 2029	309,242.45	0.00
August 25, 2029	299,919.98	0.00
September 25, 2029	290,799.63	0.00
October 25, 2029	281,877.53	0.00
November 25, 2029	273,149.86	0.00
December 25, 2029	264,612.87	0.00
January 25, 2030	256,262.88	0.00
February 25, 2030	248,096.29	0.00
March 25, 2030	240,109.54	0.00
April 25, 2030	232,299.15	0.00
May 25, 2030	224,661.71	0.00
June 25, 2030	217,193.86	0.00
July 25, 2030	209,892.31	0.00
August 25, 2030	202,753.81	0.00
September 25, 2030	195,775.20	0.00
October 25, 2030	188,953.35	0.00
November 25, 2030	182,285.20	0.00
December 25, 2030	175,767.75	0.00
January 25, 2031	169,398.05	0.00
February 25, 2031	163,173.20	0.00
March 25, 2031	157,090.36	0.00
April 25, 2031	151,146.73	0.00
May 25, 2031	145,339.57	0.00
June 25, 2031	139,666.20	0.00
July 25, 2031	134,123.97	0.00
August 25, 2031	128,710.30	0.00
September 25, 2031	123,422.62	0.00
October 25, 2031	118,258.46	0.00
November 25, 2031	113,215.36	0.00
December 25, 2031	108,290.90	0.00
January 25, 2032	103,482.73	0.00
February 25, 2032	98,788.53	0.00
March 25, 2032	94,206.02	0.00
April 25, 2032	89,732.96	0.00
May 25, 2032	85,367.18	0.00
June 25, 2032	81,106.50	0.00
July 25, 2032	76,948.83	0.00
August 25, 2032	72,892.08	0.00
September 25, 2032	68,934.23	0.00
October 25, 2032	65,073.27	0.00
November 25, 2032	61,307.25	0.00
December 25, 2032	57,634.24	0.00
January 25, 2033	54,052.35	0.00
February 25, 2033	50,559.74	0.00
March 25, 2033	47,154.58	0.00
April 25, 2033	43,835.10	0.00
May 25, 2033	40,599.53	0.00
June 25, 2033	37,446.16	0.00
July 25, 2033	34,373.31	0.00
August 25, 2033	31,379.33	0.00
September 25, 2033	28,462.58	0.00
October 25, 2033	25,621.47	0.00
November 25, 2033	22,854.45	0.00
December 25, 2033	20,159.98	0.00
January 25, 2034	17,536.55	0.00
February 25, 2034	14,982.69	0.00
March 25, 2034	12,496.94	0.00
April 25, 2034	10,320.32	0.00
May 25, 2034	8,202.15	0.00
June 25, 2034	6,141.21	0.00
July 25, 2034	4,136.30	0.00
August 25, 2034	2,186.25	0.00
September 25, 2034	289.90	0.00
October 25, 2034	67.17	0.00
November 25, 2034	0.00	0.00

EXHIBIT A

Form of Certificates

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1F
CLASS [   ] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE, IN ITS CAPACITY AS CUSTODIAN FOR DTC (IN SUCH CAPACITY, THE “CUSTODIAN”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.]

[THIS CLASS [   ] CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.]

[THIS CLASS [   ] CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.]

THIS CLASS [   ] CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS [   ] CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1F
CLASS [   ] CERTIFICATE

APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS [ ] CERTIFICATES AS OF THE CLOSING DATE: $[ ] [(1)]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS OF THE CLOSING DATE: $[ ] [(1)]

INITIAL CERTIFICATE RATE PER ANNUM: [ ]% [(1)] [VARIABLE]	PERCENTAGE INTEREST: [ ]%

MINIMUM DENOMINATION:	$[ ] AND $1 IN EXCESS OF $[ ]

DATE OF THE TRUST AGREEMENT: AS OF JANUARY 1, 2005	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $[ ]

CLOSING DATE: JANUARY 31, 2005

SERVICERS:
ABN AMRO MORTGAGE GROUP, INC., CENDANT MORTGAGE CORPORATION, CHASE HOME FINANCE LLC, CITIMORTGAGE, INC., COUNTRYWIDE HOME LOANS SERVICING LP, FIFTH THIRD MORTGAGE COMPANY, GREENPOINT MORTGAGE FUNDING, INC., WELLS FARGO BANK, N.A.

FIRST DISTRIBUTION DATE: FEBRUARY 25, 2005

FINAL SCHEDULED DISTRIBUTION DATE: [ ]	TRUSTEE: WACHOVIA BANK, NATIONAL ASSOCIATION

CUSTODIAN: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

NO. 1	CUSIP NO.: 36242D [ ]

[(1)

This Certificate is an interest-only certificate and is not entitled to payments of principal.]

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1F
CLASS [   ] CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting of the entire beneficial ownership of a pool of certain fixed-rate, one- to four-family, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class [   ] Certificates (the “Class [   ] Certificates”) issued pursuant to a master servicing and trust agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as Depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, National Association, as custodian, securities administrator and master servicer (in such capacities, the “Custodian,” the “Securities Administrator” and the “Master Servicer,” respectively), and Wachovia Bank, National Association, as Trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust Fund consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (i) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and ABN AMRO Mortgage Group, Inc. (the “ABN AMRO AAR”), (ii) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor, Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (the “Cendant AAR”), (iii) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor, and Chase Home Finance LLC (the “CHF AAR”), (iv) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and CitiMortgage, Inc. (the “CitiMortgage AAR”), (v) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and Countrywide Home Loans Servicing LP (the “Countrywide Servicing AAR”), (vi) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and Countrywide Home Loans, Inc. (the “Countrywide Seller AAR”), (vii) the Assignment, Assumption and Recognition Agreement by and among GSMC and the Depositor and as acknowledged by KeyBank National Association (the “KeyBank AAR”), (viii) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and Fifth Third Mortgage Company (the “Fifth Third AAR”), (ix) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and GreenPoint Mortgage Funding, Inc. (the “GreenPoint AAR”) and (x) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and Wells Fargo Bank, N.A. (the “Wells Fargo AAR” and together with the ABN AMRO AAR, the Cendant AAR, the CHF AAR, the CitiMortgage AAR, the Countrywide Servicing AAR, the Countrywide Seller AAR, the KeyBank AAR, the Fifth Third AAR and the GreenPoint AAR, the “Assignment Agreements”), and (xii) the related documents assigned pursuant thereto to which the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in February 2005 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the related Interest Accrual Period (the “Record Date”).  The “Interest Accrual Period” for any Distribution Date is the immediately preceding calendar month.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

[Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in February 2005 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the related Interest Accrual Period (the “Record Date”).  The “Interest Accrual Period” for any Distribution Date the period from and including the 25th day of the immediately preceding month to and including the 24th day of the current month.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.]

[Distributions of interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in February 2005 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the related Interest Accrual Period (the “Record Date”).  The “Interest Accrual Period” for any Distribution Date is the immediately preceding calendar month.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.]

[Distributions of interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in February 2005 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the related Interest Accrual Period (the “Record Date”).  The “Interest Accrual Period” for any Distribution Date is the period from and including the 25th day of the immediately preceding month to and including the 24th day of the current month.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.]

[Distributions of principal of this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in February 2005 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the related Interest Accrual Period (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.]

Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement, the Assignment Agreements and the related documents assigned pursuant thereto.  Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

[This Certificate will not be entitled to any distribution of principal.  Distributions of interest on this Certificate will be paid in accordance with the terms of the Trust Agreement, the Assignment Agreements and the related documents assigned pursuant thereto.  Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.]

[Principal of this Certificate will be paid in accordance with the terms of the Trust Agreement, the Assignment Agreements and the related documents assigned pursuant thereto.  Principal allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.]

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2005-1F (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class [   ] Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Account, the Certificate Account, the Master Servicing Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust Fund.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000.  The Securities Administator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

[The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Master Servicer, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.]

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

[The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.]

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Master Servicer, the Servicers, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Master Servicer, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the purchase of all the assets of the Trust Fund by the Servicer specified in the Trust Agreement, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 1% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Scurities Administrator,  which will be specified in the notice of termination.

Any such purchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest at the applicable mortgage interest rates and the amount of outstanding Servicing Advances on such mortgage loans through the Due Date preceding the date of repurchase and (ii) the fair market value of all other property in the Trust Fund.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust Fund.

Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: January ____, 2005

WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee

By:
AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as Certificate Registrar

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor)
TEN ENT -as tenants by the entireties
JT T EN- as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint                                       (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The

signature must be guaranteed by a

commercial bank or trust company or

by a member firm of the New York

Stock Exchange for another national

Certificates exchange. Notarized or

witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.